Unit Based Compensation	9 Months Ended
Sep. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit Based Compensation
Unit Based Compensation

During the nine months ended September 30, 2016, a total of 76,084 common units, with an aggregate value of $0.3 million, were granted and issued to non-management directors of the general partner as part of their annual compensation for 2016.

The Partnership grants restricted unit-based compensation awards as incentive-based compensation to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. During March 2016 and 2015, the Partnership granted restricted unit-based compensation awards with respect to 601,368 and 102,834 units, respectively, with aggregate grant date fair values of $2.4 million and $2.1 million, respectively, based on the Partnership’s closing unit price on the grant dates. Each restricted unit is equal in value to one of the Partnership’s common units. Each award represents the specified number of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The awards vest equally over three years from the grant date. Any portion of an award that is not vested on the date of a recipient’s termination of service is cancelled, unless their termination arises as a result of the recipient’s retirement and, in this case, the award will continue to vest in accordance with the vesting schedule. Upon vesting, the awards are paid to each grantee in the form of common units or cash.

During the nine months ended September 30, 2016, restricted unit-based awards with respect to a total of 76,637 common units with a fair value of $2.0 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 25,286 common units and by paying $0.2 million in cash.

During the nine months ended September 30, 2015, restricted unit-based awards with respect to a total of 48,488 common units with a fair value of $1.5 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 12,612 common units and by paying $0.5 million in cash.

The Partnership recorded unit-based compensation expense (recovery) of $0.3 million and ($0.1) million, during the three months ended September 30, 2016 and 2015, respectively, and $1.9 million and $1.2 million, during the nine months ended September 30, 2016 and 2015, respectively, in general and administrative expenses in the Partnership’s consolidated statements of income (loss).

As of September 30, 2016 and December 31, 2015, liabilities relating to cash settled restricted unit-based compensation awards of $1.2 million and $0.4 million, respectively, were recorded in accrued liabilities on the Partnership’s consolidated balance sheets. As at September 30, 2016, the Partnership had $1.7 million of non-vested awards not yet recognized, which the Partnership expects to recognize over a weighted average period of 1.2 years.